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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-108679, Form S-8 No. 333-107840 and Form S-8 No. 333-54618) of EXACT Sciences Corporation and in the related Prospectuses of our report dated January 23, 2004, with respect to the consolidated financial statements of EXACT Sciences Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2003.

                                                         /s/ Ernst & Young LLP
                                                         ---------------------

Boston, Massachusetts
January 28, 2004